UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2024

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Canopy Growth Corporation (the “Company” or “Canopy Growth”) previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2022 that it entered into an arrangement agreement dated October 24, 2022, as amended on March 17, 2023, May 31, 2023, August 31, 2023, October 31, 2023 and December 29, 2023 (the “Floating Share Arrangement Agreement”), with Canopy USA, LLC (“Canopy USA”) and Acreage Holdings, Inc. (“Acreage”), pursuant to which, subject to the terms and conditions of the Floating Share Arrangement Agreement, including all closing conditions contained in the arrangement agreement between the Company and Acreage dated April 18, 2019, as amended on May 15, 2019, September 23, 2020 and November 17, 2020 (the “Existing Arrangement Agreement”), Canopy USA will acquire all of the issued and outstanding Class D subordinate voting shares of Acreage (the “Floating Shares”) by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) at a fixed exchange ratio of 0.45 of a common share of Canopy Growth for each Floating Share held (the “Floating Share Arrangement”).

On March 29, 2024, the Company, Canopy USA and Acreage entered into a sixth amendment to the Floating Share Arrangement Agreement (the “Amendment”). Pursuant to the terms of the Amendment, the Company, Canopy USA, and Acreage agreed to amend the Exercise Outside Date (as defined in the Floating Share Arrangement Agreement) from March 31, 2024 to April 30, 2024. The completion of the Floating Share Arrangement is subject to satisfaction or, if permitted, waiver of certain closing conditions, including, among others, completion of the Canopy Capital Reorganization (as defined in the Floating Share Arrangement Agreement) on or prior to the Exercise Outside Date. There can be no certainty, nor can the Company provide any assurance, that all conditions precedent contained in the Floating Share Arrangement Agreement and the Existing Arrangement Agreement will be satisfied or waived, which may result in the acquisition of Acreage not being completed.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Sixth Amendment to Arrangement Agreement, dated March 29, 2024, by and among Canopy Growth Corporation, Canopy USA, LLC and Acreage Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong
Chief Financial Officer

Date: April 1, 2024

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